SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported):  November 21, 2000


                             The Right Start, Inc.
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



     California                     0-19536                   95-3971414
--------------------       ---------------------------      ---------------
(State or Other             (Commission File Number)         (IRS Employer No.)
  Jurisdiction of                                             Identification
  Incorporation)


   5388 Sterling Center Drive, Unit C
      Westlake Village, California                                91361
-------------------------------------------                    ------------
(Address of Principal Executive Offices)                        (Zip Code)


                                 (818) 707-7100
                         ------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
          ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events
         ------------

              As of October 10, 2000, the Registrant received $7.4 million in aggregate proceeds from the sale of its convertible securities in private placements as described in the Registrant's filing October 10, 2000 on form 8K. This filing is being made to disclose (i) the beneficial ownership of the Registrant's securities and (ii) the ownership by the Registrant's officers, directors and 10% or greater owners of the Registrant's outstanding common stock, in each case, taking into account the sale of securities in the private placements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

(c)      Exhibits


          99.1  Ownership Table.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE RIGHT START, INC.


Date:  November 21, 2000                 /s/ Raymond P. Springer
                                        -------------------------------
                                         Raymond P. Springer
                                         Chief Financial Officer and
                                         Secretary


                                 EXHIBIT INDEX

99.1  Ownership Table.

Exhibit 99.1

                                 Ownership Table


-----------------------------------------------------------------------------------------------
                           Amount           Percent of      Beneficial          Percentage
                           of Registrant's  Registrant's    Ownership           of Common
                           Outstanding      Outstanding     Including           Stock
Name and Address           Common Stock     Common Stock    Convertible         Beneficially
of Beneficial Owner (1)    Held             Held            Securities (14)     Owned (14)
-----------------------------------------------------------------------------------------------


Richard A. Kayne (2)            1,829,046          32.6%     5,525,593          59.3%
Kayne Anderson Investment
Management, Inc. (2)
1800 Avenue of the Stars
Second Floor
Los Angeles, CA 90067

Fred Kayne (3)                    427,688           7.6%     1,200,960          18.8%
Fortune Fashions
6501 Flotilla Street
Commerce, CA 90040

The Travelers Insurance (4)       340,688           6.1%       407,355           7.2%
One Tower Square
Hartford, CT 06183

J. Carlo Cannell (5)              318,600           5.7%       318,600           5.7%
Cannell Capital Management
600 California Street
San Francisco, CA 94108

Albert O. Nicholas                312,500           5.6%       312,500           5.6%
Nicholas Co., Inc.
700 North Water Street
Milwaukee, WI 53202

Howard Kaplan                     305,000           5.4%       305,000           5.4%
99 Chauncy Street
Boston, MA 02111

Lloyd I. Miller, III (6)          285,900           5.1%       285,900           5.1%
4550 Gordon Drive
Naples, FL 34102

Marilyn Platfoot (8)                  357            *          72,709           1.3%
5388 Sterling Center Drive,
Unit C
Westlake Village, CA 91361

Andrew Feshbach (9)                -0-               *          34,939            *
Big Dog Sportswear
121 Gray Avenue, Suite 300
Santa Barbara, CA 93101

Robert R. Hollman (9)              -0-               *          27,559            *
Hollman Property Company
1800 Avenue of the Stars
Suite 1400
Los Angeles, CA 90067

Jerry R. Welch (9)(10)             -0-               *         223,661           3.8%
Kayne Anderson Investment
Management, Inc.
1800 Avenue of the Stars
Second Floor
Los Angeles, CA 90067

Howard M. Zelikow (9)(10)          -0-               *          34,939            *
Kayne Anderson Investment
Management, Inc.
1800 Avenue of the Stars
Second Floor
Los Angeles, CA 90067

                                       3


Ronald J. Blumenthal (11)             820            *          93,320           1.6%
5388 Sterling Center Drive,
Unit C
Westlake Village, CA 91361

Raymond Springer                   -0-               *            -0-             *
5388 Sterling Center Drive,
Unit C
Westlake Village, CA 91361

All executive officers          2,257,911          40.2%(13) 7,213,828          68.2%
and directors
as a group (ten persons) (12)
-------------------

  * Less than one percent.

    (1) Except as otherwise noted below, the persons named in the table have sole voting power and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

    (2) The 5,525,593 shares include (i) 431,870 shares held directly by Mr. Kayne (including 41,539 which may be acquired within 60 days upon exercise of options, 250,000 which may be acquired upon conversion of the Series D Preferred Stock and 50,000 which may be acquired upon exercise of warrants issued in connection with the Series D Preferred Stock) and (ii) 5,093,723 shares held by managed accounts of Kayne Anderson Capital Advisors, L.P.("KA Capital"), a registered investment adviser (including 400,000 shares which may be acquired upon conversion of the Series B Preferred Stock, 1,691,650 shares which may be acquired upon conversion of the Series C Preferred Stock, and 1,263,158 which may be acquired upon conversion of the Convertible Notes). Mr. Kayne has sole voting and dispositive power over the shares he holds directly. He has shared voting and dispositive power along with Kayne Anderson Investment Management, Inc. ("KAIM, Inc."), the general partner of KA Capital, over the remaining shares. (Mr. Kayne is the President, Chief Executive Officer and a Director of KAIM, Inc., and the principal stockholder of its parent company). The shares held by managed accounts of KA Capital include the following shares held by investment funds for which KA Capital serves as general partner or manager:
1,440,574 shares held by Kayne Anderson Non-Traditional Investments, L.P. (including 50,000 shares which may be acquired upon conversion of the Series B Preferred Stock, 465,200 shares which may be acquired upon conversion of the Series C Preferred Stock and 315,789 which may be acquired upon conversion of the Convertible Notes); 1,687,603 shares held by ARBCO Associates, L.P. (including 50,000 shares which may be acquired upon conversion of the Series B Preferred Stock, 465,200 shares which may be acquired upon conversion of the Series C Preferred Stock and 631,579 which may be acquired upon conversion of the Convertible Notes); 1,164,486 shares held by Kayne Anderson Diversified Capital Partners, L.P. (including 133,333 shares which may be acquired upon conversion of the Series B Preferred Stock, 465,200 shares which may be acquired upon conversion of the Series C Preferred Stock and 189,474 which may be acquired upon conversion of the Convertible Notes); 591,460 shares held by Kayne Anderson Capital Partners, L.P. (including 91,667 shares which may be acquired upon conversion of the Series B Preferred Stock, 211,450 shares which may be acquired upon conversion of the Series C Preferred Stock and 126,316 which may be acquired upon conversion of the Convertible Notes); 197,100 shares held by Kayne Anderson Offshore Limited (including 75,000 shares which may be acquired upon conversion of the Series B Preferred Stock and 84,600 shares which may be acquired upon conversion of the Series C Preferred Stock) and 12,500 shares managed in other accounts. KA Capital disclaims beneficial ownership of the shares reported, except those shares attributable to it by virtue of its general partner interests in the limited partnerships holding such shares. Mr. Kayne disclaims beneficial ownership of the shares reported, except those shares held by him directly or attributable to him by virtue of his limited and general partner interests in such limited partnerships and by virtue of his indirect interest through the interest of KAIM, Inc. in such limited partnerships. The foregoing is based on information provided by Mr. Kayne and KA Capital in their 13D/A filed November 21, 2000.

    (3) Of the 1,200,960 shares beneficially owned, 427,688 shares are held directly by Mr. Kayne, 83,333 shares may be acquired upon conversion of Series B Preferred Stock, 175,000 shares may be acquired upon conversion of Series C
Preferred  Stock,  400,000  shares may be acquired  upon  conversion of Series D
Preferred Stock, 80,000 shares may be acquired upon conversion of warrants granted in connection with the Series D Preferred Stock and 34,939 are underlying currently exercisable options to purchase common stock. The foregoing is based on information provided by Mr. Kayne in his 13D/A filed November 13, 2000.

    (4) According to a Schedule 13G filed on February 12, 1999, Citicorp Inc. is the sole stockholder of Associated Madison Companies, Inc., which is the sole stockholder of PFS Services, Inc., which is the sole stockholder of The Travelers Insurance Group, Inc., which is the sole stockholder of The Travelers Insurance Company, all of which were filers on this schedule. The Schedule 13G report assumes the exercise of an undisclosed number of common stock warrants believed by the Registrant to be its Series B Preferred Stock convertible into 66,667 shares of the Registrant's common stock.

    (5) According to a Schedule 13G filed on February 15, 2000, other members of the reporting group are Tonga Partners, LP, The George S. Sarlo 1995 Charitable Remainder Trust, The Cuttyhunk Fund Limited, Goldman Sachs and Anegada Fund, Ltd.

    (6) According to a Schedule 13G filed on February 14, 2000, Mr. Miller shares dispositive and voting power on 149,250 shares of the reported securities as an adviser to the trustee of certain family trusts and Mr. Miller has sole voting and dispositive power on 136,650 of the reported securities owned by him personally and/or as the manager of a limited liability company that is the general partner of a limited partnership.

    (7)  The   Registrant   currently  has   5,617,275   shares  of common stock
outstanding.

    (8) Includes currently exercisable options to purchase 72,500 shares of common stock and 300 and 57 shares held by the Registrant's Employee Stock Purchase Plan and Employee Stock Ownership Plan, respectively, for the benefit of Ms. Platfoot.

    (9) All shares consist of currently exercisable options to purchase common stock.

    (10) Messrs. Welch and Zelikow are officers and Managing Directors of KAIM, Inc.; however, they disclaim beneficial ownership with respect to shares held by KAIM, Inc. or any of its affiliates.

    (11) Includes currently exercisable stock options to purchase 92,500 shares of common stock and 820 shares held by the Registrant's Employee Stock Ownership Plan for the benefit of Mr. Blumenthal.

    (12) Includes options and common stock beneficially owned by executive officers and directors.

    (13) The number of shares of the Registrant's issued and outstanding common stock not owned directly or indirectly by directors, officers or 10% holders is 3,359,364.

    (14) Calculated pursuant to Rule 13(d)-3 promulgated under Securities Exchange Act of 1934, as amended. Includes common stock of the Registrant that can be obtained through the exercise of convertible securities such as options, warrants, convertible debt and convertible equity either presently or within 60 days.